CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Funds", in the Proxy Statement of AmSouth Prime Money Market Fund (a series of AmSouth Funds) and Prospectus for Pioneer Cash Reserves Fund (a series of Pioneer Money Market Trust) ("Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 29, 2004, with respect to the financial statements and financial highlights of the AmSouth Prime Money Market Fund, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in the Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Money Market Trust. We further consent to the references to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Exhibit A to the Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Funds Statement of Additional Information, and to the incorporation by reference of our report, dated September 29, 2004, on the financial statements and financial highlights of AmSouth Prime Money Market Fund included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A, 1933 Nos. 33-21660) of the AmSouth Funds, as filed with the Securities and Exchange Commission on December 1, 2004 (Accession No. 0000898432-04-000999), which is incorporated by reference into the Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Money Market Trust.

                                                           /s/ ERNST & YOUNG LLP

Columbus, Ohio
July 28, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions " Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Cash Reserves Fund (a portfolio of Pioneer Money Market Trust) ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated February 18, 2005, with respect to the financial statements and financial highlights of Pioneer Cash Reserves Fund, included in the Annual Report to the Shareowners for the year ended December 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Cash Reserves Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Cash Reserves Fund Statement of Additional Information, and to the incorporation by reference of our report, dated February 18, 2005, on the financial statements and financial highlights of Pioneer Cash Reserves Fund included in the Annual Report to the Shareowners for the year ended December 31, 2004, in Post-Effective Amendment No. 30 to the Registration Statement (Form N-1A, 1933 Nos. 033-13179), as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0001016964-05-000188), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Cash Reserves Fund.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 28, 2005